FINANCE INCOME (EXPENSES), NET (Schedule of Finance Income (Expense), Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income and Expenses [Abstract]
Interest income on short-term deposits and other	$ 101	$ 69	$ 245
Bank fees and interest expenses	(13)	(12)	(8)
Changes in provision for royalties	22	28	3
Exchange rate differences	(43)	(6)	(18)
Changes in fair value of derivatives	52	7	11
Total financing income, net	$ 119	$ 86	$ 233